UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 28, 2023

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cirrus Logic, Inc. (the “Company”) was held on July 28, 2023. At the Annual Meeting, the Company’s stockholders voted on the following proposals described in detail in the Company’s Proxy Statement, dated June 1, 2023. Final voting results for each of the matters voted on at the meeting are set forth below.

Proposal One: Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alexander M. Davern	41,903,426	4,209,676	3,673,372
Timothy R. Dehne	44,748,536	1,364,566	3,673,372
John M. Forsyth	45,983,121	129,981	3,673,372
Deirdre R. Hanford	45,651,190	461,912	3,673,372
Raghib Hussain	45,914,720	198,382	3,673,372
Duy-Loan T. Le	39,523,263	6,589,839	3,673,372
Catherine P. Lego	40,233,152	5,879,950	3,673,372
David J. Tupman	45,413,755	699,347	3,673,372

Proposal Two: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,944,779	1,785,803	55,892

Proposal Three: Advisory vote to approve executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,592,684	1,446,805	73,613	3,673,372
Proposal Four:
Proposal Four: Advisory vote on the frequency of future advisory votes to approve executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
44,314,387	24,556	1,737,181	36,978	3,673,372

A majority of the shares cast were in favor of holding an annual non-binding, advisory vote to approve executive compensation. Based on this result, and as recommended by the Company's Board of Directors, the Company has determined that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until (a) the next required advisory vote on the frequency of stockholder votes on executive compensation or (b) the Board of Directors otherwise determines that a different frequency of such say-on-pay votes is in the best interests of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	July 31, 2023	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel, Corporate Secretary